EXHIBIT 10.24


                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------
                          (Global Network Assets, LLC)

         THIS COPYRIGHT SECURITY AGREEMENT ("Agreement") is between Global Network Assets, LLC, a Delaware limited liability company ("Debtor"), and General Electric Capital Corporation, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), and as Lessor pursuant to that certain Amended and Restated Lease Agreement dated as of March 8, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Restated Lease Agreement") among Savvis Communications Corporation, a Delaware corporation, and Secured Party.

                                R E C I T A L S:
                                ----------------

         A. Debtor and Secured Party have entered into that certain Security Agreement dated as of March 18, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Copyrights and Copyright Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Restated Lease Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired, and such grant insofar as it applies to Collateral covered by the Master Lease Agreement (as defined in the Restated Lease Agreement), is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (1) each Copyright, each registration of a Copyright ("Copyright Registration"), and each application for registration of a Copyright ("Copyright Application"), including, without limitation, each Copyright, Copyright Registration, and Copyright Application referred to in Schedule 1 annexed hereto;

                  (2) each Copyright License, including, without limitation, each Copyright License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Copyright, Copyright Registration, Copyright Application, or Copyright License, including, without limitation, any Copyright, Copyright Registration, or Copyright License listed in Schedule 1 annexed hereto, and any Copyright Registration issued pursuant to a Copyright Application referred to in
         Schedule 1 annexed hereto.


       COPYRIGHT SECURITY AGREEMENT (Global Network Assets, LLC) - Page 1

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


       COPYRIGHT SECURITY AGREEMENT (Global Network Assets, LLC) - Page 2

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.


                                           DEBTOR:
                                           -------

                                           GLOBAL NETWORK ASSETS, LLC,
                                           a Delaware limited liability company


                                           By: /s/ David J. Frear
                                               ---------------------------------
                                           Name:  David J. Frear
                                           Title: President



                                           SECURED PARTY:
                                           --------------

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           a Delaware corporation, as Agent


                                           By: /s/ Robert Wotten
                                               ---------------------------------
                                           Name:  Robert Wotten
                                           Title: Vice President



       COPYRIGHT SECURITY AGREEMENT (Global Network Assets, LLC) - Page 1

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF Virginia          )

                           )

COUNTY OF Fairfax          )

         This instrument was acknowledged before me this 13th day of March, 2002, by David J. Frear, as President of Global Network Assets, LLC, a Delaware limited liability company, on behalf of such limited liability company.

                                           /s/ Tracey Guyan
                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of
                                               Virginia

My commission expires: 8/31/03



STATE OF Connecticut       )

                           )

COUNTY OF Fairfield        )

         This instrument was acknowledged before me this 15th day of March, 2002, by Robert Wotten, as Vice President of General Electric Capital Corporation, a Delaware corporation, as Agent, on behalf of such corporation.

                                           /s/ Delythe Eugenie Lowry
                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of
                                               Connecticut

My commission expires: 8/31/05


       COPYRIGHT SECURITY AGREEMENT (Global Network Assets, LLC) - Page 4

                                   Schedule 1
                                       to
                          Copyright Security Agreement
                          ----------------------------

                                   COPYRIGHTS
                                   ----------

None.

                               COPYRIGHT LICENSES
                               ------------------

None.


       COPYRIGHT SECURITY AGREEMENT (Global Network Assets, LLC) - Page 5